UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  March 26, 2026

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-36518	XPLR INFRASTRUCTURE, LP	30-0818558
700 Universe Boulevard
Juno Beach, Florida 33408
(561) 694-4700

State or other jurisdiction of incorporation or organization:  Delaware

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Units	XIFR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 2 – FINANCIAL INFORMATION

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On March 27, 2026, indirect subsidiaries of XPLR Infrastructure, LP (XPLR) borrowed a total of approximately $174 million under a limited-recourse senior secured variable rate term loan facility. As of March 27, 2026, approximately $376 million was available under the facility, subject to specified conditions.

SECTION 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

On March 26, 2026, XPLR Infrastructure Operating Partners, LP (XPLR OpCo), a subsidiary of XPLR, delivered the investment option exercise notices (Notices) to NextEra Energy Resources Development, LLC, a subsidiary of NextEra Energy Resources, LLC (NEER), irrevocably electing to exercise the co-investment options under the Interconnection Sales and Co-Investment Agreement (Agreement) entered into on February 10, 2026. The Notices state that XPLR OpCo will invest for a 49% equity interest in each of four joint ventures which will each develop, construct and operate a separate battery storage project. XPLR OpCo’s total commitment after exercising these options is estimated to be approximately $315 million, which, after consideration of asset-level financing proceeds, is expected to be funded through the sale of certain of XPLR OpCo’s subsidiaries' interconnection assets and rights to either NEER or the joint ventures.

Additionally, XPLR has an at-the-market equity issuance program (ATM program) most recently renewed in March 2023, which will expire on March 28, 2026. XPLR intends to renew its ATM program to provide XPLR the ability to offer and sell from time to time its common units having an aggregate sales price of up to $300 million in order to support XPLR’s liquidity and capital needs as discussed in XPLR’s Form 10-K for the year ended December 31, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 27, 2026

XPLR INFRASTRUCTURE, LP
(Registrant)

WILLIAM J. GOUGH
William J. Gough Controller (Principal Accounting Officer)